                                                                   EXHIBIT 10.11

                             OFFSET WAIVER AGREEMENT

                  This Offset Waiver Agreement (the "Agreement") is made and entered into as of May 15, 2000, by and among ESCALADE, INCORPORATED, an Indiana corporation ("Escalade"); MARTIN YALE INDUSTRIES, INC., an Indiana corporation ("Martin Yale"); INDIAN INDUSTRIES, INC., an Indiana corporation ("Indian Industries"); MASTER PRODUCTS MANUFACTURING COMPANY, INC., a Delaware corporation ("Master Products"); HARVARD SPORTS, INC., a California corporation ("Harvard Sports"); INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland ("Indian-Martin"); and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana ("Bank").

                                    Recitals

                  A. Escalade is the sole shareholder of Martin Yale, Indian Industries and the owner of 99% of the outstanding shares of Indian-Martin. Martin Yale is the sole shareholder of Master Products, and Indian Industries is the sole shareholder of Harvard Sports. (Hereinafter, Martin Yale, Indian Industries, Master Products, and Harvard Sports shall be referred to collectively as the "Domestic Subsidiaries," and individually as a "Domestic Subsidiary.")

                  B. Indian-Martin and Bank have entered into a Credit Agreement as of even date (the "Credit Agreement"), that, among other things, establishes a credit facility for Indian-Martin with the Bank authorizing a loan to Indian-Martin from Bank of up to the aggregate principal sum of $30,000,000 (the "Loan"). The Loan is secured by the grant of a security interest and assignment to Bank of all of Indian-Martin's rights, title and interests, now owned or hereafter acquired by Indian-Martin, in and to that Collateral defined and described in the Credit Agreement. (Hereinafter, all indebtedness, Obligations and liabilities and any renewals or extensions thereof owed by Indian-Martin to Bank under the Credit Agreement and Loan Documents shall be referred to collectively as the "Indian-Martin/Bank One Obligations.") All capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to them in the Credit Agreement.

                  C. In accordance with those four (4) certain Receivables Purchase Agreements executed by Indian-Martin and each of the Domestic Subsidiaries, respectively, before or concurrent with execution of the Credit Agreement, the other Loan Documents and this Agreement, Indian-Martin shall purchase certain accounts receivable of the Domestic Subsidiaries. Payment by Indian-Martin for the purchase of such receivables shall be made pursuant to an unsecured note issued by Indian-Martin payable to each of the Domestic Subsidiaries in the amounts, respectively, of ninety-five percent (95%) of the face value of the accounts receivables sold by each such Domestic Subsidiary to Indian-Martin (collectively, the "Indian-Martin Receivables Notes", and individually, an "Indian-Martin Receivables Note"). (Hereinafter, all indebtedness, obligations and liabilities, and any renewals or extensions thereof, owed by Indian-Martin to the Domestic Subsidiaries, respectively, arising out of the Indian-Martin Receivables Notes shall be referred to collectively as the "Indian-Martin/Domestic Subsidiaries Obligations".) Upon Indian-Martin's delivery of the Indian-Martin Receivables

Notes to each of the Domestic Subsidiaries, respectively, Bank understands and agrees that each Domestic Subsidiary may distribute as a dividend, assign or otherwise sell, transfer or convey its Indian-Martin Receivables Note to Escalade.

                  D. Pursuant to the Receivables Purchase Agreements, among other things, Indian-Martin shall have and be granted certain indemnities and rights of limited recourse owing to it from the Domestic Subsidiaries, respectively, all of which indemnities and rights are required to and shall be assigned by Indian-Martin to Bank, and Bank shall be granted a security interest therein, under the Company Security Agreement (hereinafter, collectively the "Domestic Subsidiaries/Indian-Martin/Bank One Obligations").

                  E. The permitted use of the proceeds of the Loan under the Credit Agreement requires Indian-Martin, on a one time basis, to loan to Escalade the proceeds of the Loan's initial funding in an amount not less than the greater of the initial Advance (which amount shall be equal to the total principal sum of the Indian-Martin Receivables Notes) or $7,500,000.00, for which Escalade shall issue the Escalade Note payable to Indian-Martin evidencing such loan (the "Escalade/Indian-Martin Loan"). The Escalade Note shall be pledged by Indian-Martin to Bank and shall be a part of the Collateral given to secure the Indian-Martin/Bank One Obligations. (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by Escalade to Indian-Martin arising out of the Escalade/Indian-Martin Loan shall be referred to collectively as the "Escalade/Indian-Martin Obligations.")

                  F. Escalade intends to use the proceeds of the Escalade/Indian-Martin Loan to repay existing indebtedness to Bank and/or fund unsecured loans from Escalade to each of the Domestic Subsidiaries, respectively, to finance their current ongoing operations (the "Domestic Subsidiaries/Escalade Loans"). (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by the Domestic Subsidiaries, individually and collectively, to Escalade arising out of the Domestic Subsidiaries/Escalade Loans shall be referred to collectively as the "Domestic Subsidiaries/Escalade Obligations".)

                  G. As a condition precedent to execution and delivery of the Credit Agreement, Bank requires the execution and delivery of this Agreement whereby Escalade, the Domestic Subsidiaries and Indian-Martin each knowingly, unconditionally and absolutely waive and terminate all rights of offset and similar rights which may otherwise exist with respect to those obligations owing by, to or among each other.

                  NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING, AND FOR GOOD AND VALUABLE CONSIDERATIONS, THE RECEIPT, SUFFICIENCY AND MUTUALITY OF WHICH ARE HEREBY ACKNOWLEDGED, AND IN ORDER TO SATISFY THE CONDITIONS PRECEDENT OF THE CREDIT AGREEMENT, ESCALADE, THE DOMESTIC SUBSIDIARIES AND INDIAN-MARTIN AGREE WITH BANK AS FOLLOWS:

         1. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Credit Agreement from Bank to Indian-Martin is no longer of any force or effect, Indian-Martin hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Indian-Martin may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Escalade/Indian-Martin Obligations, and (ii) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade.

         2. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Credit Agreement from Bank to Indian-Martin is no longer of any force or effect, Escalade hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Escalade may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Escalade/Indian-Martin Obligations, and (ii) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade.

         3. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Loan Agreement from Bank to Indian-Martin is no longer of any force or effect, each Domestic Subsidiary hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Domestic Subsidiaries may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade, and (ii) any or all of the Domestic Subsidiaries/Indian-Martin/Bank One Obligations.

         4. Indian-Martin, Escalade and the Domestic Subsidiaries, respectively, each hereby acknowledge and consent to the waivers and agreements of each other as set forth in this Agreement.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                           INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland


                           By: /s/ Lars Haussmann
                              ------------------------------------------

                               Lars Haussmann, Director
                           ---------------------------------------------
                               (Printed Name and Title)

                           ESCALADE, INCORPORATED, an Indiana corporation


                           By: /s/ John R. Wilson
                              ------------------------------------------

                               John R. Wilson, Secretary
                           ---------------------------------------------
                               (Printed Name and Title)

                           MARTIN YALE INDUSTRIES, INC., an Indiana corporation


                           By: /s/ John R. Wilson
                              ------------------------------------------

                               John R. Wilson, Secretary
                           ---------------------------------------------
                               (Printed Name and Title)


                           INDIAN INDUSTRIES, INC., an Indiana corporation


                           By: /s/ John R. Wilson
                              ------------------------------------------

                               John R. Wilson, Secretary
                           ---------------------------------------------
                               (Printed Name and Title)


                           MASTER PRODUCTS MANUFACTURING
                           COMPANY, INC., a Delaware corporation


                           By: /s/ John R. Wilson
                              ------------------------------------------

                               John R. Wilson, Secretary
                           ---------------------------------------------
                               (Printed Name and Title)

                           HARVARD SPORTS, INC., a Delaware corporation


                           By: /s/ John R. Wilson
                              ------------------------------------------

                               John R. Wilson, Secretary
                           ---------------------------------------------
                               (Printed Name and Title)


                           BANK ONE, INDIANA, NATIONAL
                           ASSOCIATION, a national banking association


                           By: /s/ Steven J. Krakoski
                              ------------------------------------------

                               Steven J. Krakoski, Vice President
                           ---------------------------------------------
                               (Printed Name and Title)